UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04058

The Korea Fund, Inc.

(Exact name of registrant as specified in charter)

1633 Broadway,

New York, NY 10019

(Address of principal executive offices) (Zip code)

Orhan Dzemaili

1633 Broadway,

New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3357

Date of fiscal year end: June 30

Date of reporting period: June 30, 2020

Item 1.	Report to Stockholders

Annual Report

June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.thekoreafund.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund’s stockholder servicing agent at (800) 254-5197.

If you prefer to receive paper copies of your shareholder reports after January 1, 2021, direct investors may inform the Fund at any time by calling the Fund’s stockholder servicing agent at (800) 254-5197. If you invest through a financial intermediary, you should contact your financial intermediary directly. Paper copies are provided free of charge and your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or all funds held in your account if you invest through your financial intermediary.

Annual Report

June 30, 2020

Table of Contents

1-4	Portfolio Manager’s Report

5-6	Performance & Statistics

7-9	Schedule of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statement of Changes in Net Assets

13	Financial Highlights

14-19	Notes to Financial Statements

20	Report of Independent Registered Public Accounting Firm

21-24	Additional Information Regarding the Fund

25	Tax Information/Stockholder Meeting Results/Changes to the Board of Directors/Proxy Voting Policies & Procedures

26-27	Privacy Policy

28-29	Dividend Reinvestment and Cash Purchase Plan

30	Board of Directors

31	Fund Officers

The Korea Fund, Inc. Portfolio Manager’s Report

June 30, 2020 (unaudited)

During the fiscal year from July 1, 2019 to June 30, 2020, The Korea Fund, Inc.’s (the “Fund”) benchmark, the MSCI Korea 25/50 Index (Total Return) fell by 2.58% in USD terms. Trade related disputes between Japan and Korea caused the market to correct sharply in the beginning of the fiscal period. Sentiment was also hurt by rising trade tensions between the U.S. and China after the former announced additional import tariffs on Chinese goods. However, the market rebounded during the fourth quarter of 2019 as the U.S. Federal Reserve cut interest rates, and the U.S. and China reached phase one of their trade agreement. In the first quarter of 2020, global equity markets suffered a severe decline following the outbreak of the novel coronavirus known as COVID-19 pandemic. Economic activity came close to a halt as governments imposed lockdowns to contain the spread of the virus. Whilst the coronavirus continued to spread in subsequent months, financial markets staged a powerful recovery after central banks and governments provided unprecedented monetary easing and fiscal support. In Korea, the central bank also brought interests rates to a record low, hence driving increased retail investor participation in the equity market.

In Korea, disruption from COVID-19 has been relatively benign, thanks to proactive testing by the government and a strong health care infrastructure. So far, impact on the domestic economy and financial markets has also been limited due to preemptive interest rate cuts, the supply of liquidity by the central bank and the government hand out of emergency relief funds to the general public. As a result, domestic consumption has been relatively resilient, although we have observed a massive shift of consumption from offline to online due to social distancing measures. At the same time, the slowdown in demand from overseas markets has negatively affected export sectors, especially the auto and refining industries. The most heavily impacted sectors are related to travel. Restrictions halted the inflow of tourists and led to a collapse in revenues for airlines, duty free shops, and casinos. The government has announced various measures to support these industries including funding support, wage subsidies, as well as rent reductions. Nevertheless, visibility on these sectors remains low until mandatory quarantine for international travel is removed.

In April, Korea held its 21st legislative election, in which the ruling party emerged with a landslide victory of 180 seats out of 300. As a result, the ruling party may have the ability to pass major legislation and national budgets to its liking, with the exception of changes to the constitution. Thus far, new policies after the election have been centered on the real estate market, mainly through further restrictions on mortgage loans and increased taxes for housing transactions and home ownership. Approval ratings for the government and the ruling party have declined recently following a series of scandals involving government officials. It may therefore be difficult for the government to reverse some of more populist economic policies implemented in recent years. As a result, certain domestic industries such as insurance and utilities may continue to see their profitability under pressure.

06.30.20	The Korea Fund, Inc. Annual Report	1

The Korea Fund, Inc. Portfolio Manager’s Report

June 30, 2020 (unaudited) (continued)

Fund’s Performance

From July 1, 2019 to June 30, 2020, the total return of the Fund’s Net Asset Value (NAV) was down 4.96% (net of fees) in USD terms, underperforming the MSCI Korea 25/50 Index (Total Return).

Performance Attribution Review

The Fund’s underweight position in the health care sector detracted from performance. The sector rallied as health care companies are regarded by the market to be beneficiaries of the COVID-19 pandemic, through their involvement in the development or potential future production of COVID-19 treatment drugs. The Fund’s overweight position in Fila Korea, the sportswear brand, also hurt performance. The company’s share price corrected on slowing growth in the U.S. market due to the waning demand for its main shoes product, as well as concerns of weak demand in China and Korea due to COVID-19.

The Fund’s underweight position in SK Hynix, a semiconductor manufacturer, also contributed negatively to performance, as the shares rallied on expectations of a recovery in the memory chip industry.

Positive contributors over the reporting period include Kakao Corp., a leading messaging app provider in Korea, which outperformed on improving earnings driven by its mobile advertising business, as well as the company’s efforts to reduce losses on its new businesses. Expectations on the IPO of the company’s subsidiaries such as Kakao Games and Kakao Bank also helped drive positive investor sentiment. The Fund’s underweight position in insurance sector also helped our performance, as the sector corrected on negative regulatory intervention and deteriorating outlook for investment returns due to low interest rates. The Fund’s overweight position in Naver, a leading internet portal in Korea, also contributed positively to performance, as the company’s share price outperformed on improving earnings, as well as growing focus on the value of its subsidiaries such as Naver Webtoon and Naver Financial. The company also announced a merger of its Japan subsidiary Line Corp. with Z-Holdings, which should generate synergies and help reduce competition for cashless payment services in Japan.

Outlook

The COVID-19 virus has proven to be highly contagious and difficult to effectively contain without inflicting significant economic costs. In our opinion, a sustained economic recovery seems difficult until a vaccine is available, the timing of which is hard to predict. With the support of vast central bank liquidity, equity markets have recovered surprisingly fast, and have become somewhat disconnected from the economy. In Korea, despite the negative economic impact from COVID-19, we believe corporate default risk seems manageable for now, since

2	The Korea Fund, Inc. Annual Report	06.30.20

The Korea Fund, Inc. Portfolio Manager’s Report

June 30, 2020 (unaudited) (continued)

many companies have deleveraged their balance sheets in the past few years in anticipation of slower growth. In our opinion, household credit also seems stable as most loans are backed by property as collateral, the price of which continues to be on an uptrend.

U.S. - China tensions are increasingly a risk factor for equity markets, as relations between the two countries have deteriorated significantly in recent months. There are concerns over whether the phase one trade agreement will be fully honored, while negotiation for the next phase of the trade deal seems unlikely to start in the near term. In the technology space, the U.S. government has imposed sanctions on a number of Chinese companies. In particular, more restrictions now apply to companies that supply products or services to Huawei. For Korea, this presents both risks and opportunities. If Huawei were to lose its share in global smartphone or 5G equipment markets, products from Korean technology firms may be considered as alternatives. At the same time, if the U.S. - China trade conflicts escalate sharply, the disruptions to supply chains or product demand could also hurt Korean firms.

Since mid-2017 the Korean government has implemented several populist economic policies with dampening effects on domestic consumption and corporate profitability. While we do not expect a reversal, we also believe the government is unlikely to push further in this populist policy direction in the short to medium term. This is because the economy has not yet recovered from the dramatic changes in labor costs over the past few years, stemming from steep minimum wage hikes and mandatory reduction in working hours. The economy was further weakened by the COVID-19 pandemic, as slowing global demand dealt a blow to Korea’s export sectors. As an example, the government is now more cautious on raising the minimum wage, planning an increase of only 1.5% for 2021, the lowest level during President Moon’s term. On the other hand, the pressure on housing market will likely continue as lowering home prices is still a key policy agenda. Also, the government is likely to focus more on political issues such as reform of prosecutor service and relations with North Korea.

The information contained herein has been obtained from sources believed to be reliable but the investment manager and its affiliates do not warrant the information to be accurate, complete or reliable. The opinions expressed herein are solely those of the Fund’s Portfolio Manager and are subject to change at any time and without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the Fund’s annual and semiannual reports, proxy statement and other Fund information, which may be obtained by contacting your financial advisor or visiting the Fund’s website at www.thekoreafund.com.

06.30.20	The Korea Fund, Inc. Annual Report	3

The Korea Fund, Inc. Portfolio Manager’s Report

June 30, 2020 (unaudited) (continued)

This information is unaudited and is intended for informational purposes only. It is presented only to provide information on investment strategies and opportunities. The Fund seeks long-term capital appreciation through investment in securities, primarily equity securities, of Korean companies. Investing in non-U.S. securities entails additional risks, including political and economic risk and the risk of currency fluctuations, as well as lower liquidity. These risks, which can result in greater price volatility, will generally be enhanced in less diversified funds that concentrate investments in a particular geographic region. The Fund is a closed-end exchange traded management investment company. This material is presented only to provide information and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering, shares are sold on the open market through a stock exchange, where shares may trade at a premium or a discount. Holdings are subject to change daily.

4	The Korea Fund, Inc. Annual Report	06.30.20

The Korea Fund, Inc. Performance & Statistics

June 30, 2020 (unaudited)

Total Return(1)	1 Year	5 Year	10 Year
Market Price	-10.15%	-0.95%	2.46%
Net Asset Value (“NAV”)	-4.96%	-0.07%	2.90%
MSCI Korea 25/50 Index (Total Return)(2)	-2.58%	2.92%	4.26%
MSCI Korea Index (Total Return)(2)	0.39%	4.19%	4.85%

Premium (Discount) to NAV:

June 30, 2010 to June 30, 2020

Industry Breakdown (as a % of net assets):

Market Price/NAV:
Market Price	$25.85
NAV(3)	$31.09
Discount to NAV	-16.85%

Ten Largest Holdings (as a % of net assets):
Samsung Electronics Co., Ltd.
Manufacturer of electronic parts	22.7%
SK Hynix, Inc.
Manufacturer of memory and non-memory semiconductors	8.3%
NAVER Corp.
Internet content service operator	4.8%
LG Chem Ltd.
Manufacturer of petrochemical goods and electronic materials	4.7%*
LG Household & Health Care Ltd.
Manufacturer of household goods, cosmetics and beverages	4.3%*
Hyundai Motor Co.
Manufacturer and distributor of automobiles and automobile parts	3.8%
Celltrion, Inc.
Manufacturer of biopharmaceutical products	3.3%
SK Innovation Co., Ltd.
Manufacturer and distributor of petroleum products	3.2%
Samsung SDI Co., Ltd.
Manufacturer of digital display devices	3.0%
AfreecaTV Co., Ltd.
Engages in the global entertainment services through online	2.8%

*	Includes common and preferred stock holdings.

06.30.20	The Korea Fund, Inc. Annual Report	5

The Korea Fund, Inc. Performance & Statistics

June 30, 2020 (unaudited) (continued)

Notes to Performance & Statistics:

(1)	Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return.
Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.
An investment in the Fund involves risk, including the loss of principal. Total return, market price and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.
(2)	Morgan Stanley Capital International (“MSCI”) Korea Index is a market capitalization-weighted index of equity securities of companies domiciled in Korea. The index is designed to represent the performance of the Korean stock market and excludes certain market segments unavailable to U.S. based investors. The MSCI Korea Index (Total Return) returns assume reinvestment of dividends (net of foreign withholding taxes) and, unlike Fund returns, do not reflect any fees or expenses. Effective July 1, 2017, the Board approved The MSCI Korea 25/50 Index (Total Return) as the primary benchmark for the Fund. The MSCI Korea 25/50 Index (Total Return) is designed to measure the performance of the large and mid cap segments of the Korean market. It applies certain investment limits that are imposed on regulated investment companies, or RICs, under the current US Internal Revenue Code. One requirement of a RIC is that at the end of each quarter of its tax year no more than 25% of the value of the RIC’s assets may be invested in a single issuer and the sum of the weights of all issuers representing more than 5% of the fund should not exceed 50% of the fund’s total assets. The index covers approximately 85% of the free float-adjusted market capitalization in Korea. The returns assume reinvestment of dividends (net of foreign withholding taxes) but do not reflect any fees or expenses. It is not possible to invest directly in an index. Total Return for a period of more than one year represents the average annual return.
(3)	The NAV disclosed in the Fund’s financial statements may differ from this NAV due to accounting principles generally accepted in the United States of America.

6	The Korea Fund, Inc. Annual Report	06.30.20

The Korea Fund, Inc. Schedule of Investments

June 30, 2020

Shares		Value
COMMON STOCK–98.0%
	Air Freight & Logistics–1.2%
22,090	Hyundai Glovis Co., Ltd.	$ 1,878,051

	Auto Components–2.2%
21,783	Hyundai Mobis Co., Ltd.	3,496,587

	Automobiles–4.9%
71,626	Hyundai Motor Co.	5,883,602
68,360	Kia Motors Corp.	1,847,262

		7,730,864

	Banks–5.2%
81,729	Hana Financial Group, Inc.	1,858,710
109,898	KB Financial Group, Inc.	3,111,167
129,549	Shinhan Financial Group Co., Ltd.	3,130,708

		8,100,585

	Biotechnology–5.0%
20,166	Celltrion, Inc. (e)	5,161,240
6,679	Hugel, Inc. (e)	2,628,914

		7,790,154

	Capital Markets–0.9%
35,388	Korea Investment Holdings Co., Ltd.	1,326,736

	Chemicals–3.7%
14,149	LG Chem Ltd.	5,838,995

	Electronic Equipment, Instruments & Components–4.8%
7,695	LG Innotek Co., Ltd.	1,128,505
15,493	Samsung Electro-Mechanics Co., Ltd.	1,680,837
15,472	Samsung SDI Co., Ltd.	4,730,743

		7,540,085

	Entertainment–2.2%
4,706	NCSoft Corp.	3,500,919

	Food & Staples Retailing–1.5%
13,782	E-MART, Inc.	1,218,608
35,559	GS Retail Co., Ltd.	1,086,584

		2,305,192

	Hotels, Restaurants & Leisure–1.7%
146,232	Kangwon Land, Inc.	2,635,323

	Household Durables–0.7%
21,884	LG Electronics, Inc.	1,159,758

	Industrial Conglomerates–6.3%
53,186	LG Corp.	3,174,205
40,085	Samsung C&T Corp.	3,899,349
11,244	SK Holdings Co., Ltd.	2,734,567

		9,808,121

	Insurance–0.8%
35,938	DB Insurance Co., Ltd.	1,288,938

	Interactive Media & Services–9.5%
82,950	AfreecaTV Co., Ltd.	4,399,535
13,502	Kakao Corp.	3,029,882
33,106	NAVER Corp.	7,448,294

		14,877,711

See accompanying Notes to Financial Statements	06.30.20	The Korea Fund, Inc. Annual Report	7

The Korea Fund, Inc. Schedule of Investments

June 30, 2020 (continued)

Shares		Value
	Life Sciences Tools & Services–0.4%
846	Samsung Biologics Co., Ltd. (a)(e)	$ 548,849

	Metals & Mining–3.6%
4,608	Korea Zinc Co., Ltd.	1,291,142
30,066	POSCO	4,379,307

		5,670,449

	Multi-Line Retail–0.5%
4,344	Shinsegae, Inc.	804,394

	Oil, Gas & Consumable Fuels–3.7%
15,000	S-Oil Corp.	799,671
45,499	SK Innovation Co., Ltd.	5,029,970

		5,829,641

	Personal Products–3.9%
5,495	LG Household & Health Care Ltd.	6,158,848

	Pharmaceuticals–0.6%
6,073	SK Biopharmaceuticals Co., Ltd. (c)(d)(e)	214,576
17,685	Yuhan Corp.	749,243

		963,819

	Road & Rail–1.5%
18,335	CJ Logistics Corp. (e)	2,416,643

	Semiconductors & Semiconductor Equipment–9.7%
41,788	ITM Semiconductor Co., Ltd. (e)	2,053,204
183,036	SK Hynix, Inc.	13,068,490

		15,121,694

	Technology Hardware, Storage & Peripherals–22.7%
804,264	Samsung Electronics Co., Ltd.	35,602,863

	Tobacco–0.8%
18,236	KT&G Corp.	1,190,927

	Total Common Stock (cost–$113,863,595)	153,586,146

PREFERRED STOCK–1.4%
	Chemicals–1.0%
7,504	LG Chem Ltd.	1,578,731

	Personal Products–0.4%
990	LG Household & Health Care Ltd.	599,750

	Total Preferred Stock (cost–$1,893,795)	2,178,481

	Total Investments (cost–$115,757,390) (b)–99.4%	155,764,627
	Other assets less liabilities–0.6%	980,392

	Net Assets–100.0%	$156,745,019

8	The Korea Fund, Inc. Annual Report	06.30.20	See accompanying Notes to Financial Statements

The Korea Fund, Inc. Schedule of Investments

June 30, 2020 (continued)

Notes to Schedule of Investments:

(a)	144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Security with a value of $548,849, representing 0.4% of net assets.
(b)	Securities with an aggregate value of $155,550,051, representing 99.2% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.
(c)	Fair-Valued—Security with a value of $214,576, representing 0.1% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.
(d)	Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.
(e)	Non-income producing.
(f)	Fair Value Measurements – See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 6/30/20

Investments in Securities—Assets

Common Stock:

Pharmaceuticals	—	$749,243	$214,576	$963,819

All Other	—	152,622,327	—	152,622,327

Preferred Stock	—	2,178,481	—	2,178,481

Totals	—	$155,550,051	$214,576	$155,764,627

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended June 30, 2020, was as follows:

	Beginning Balance 6/30/19	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 6/30/20

Investments in Securities—Assets

Common Stock:

Pharmaceuticals	$—	$248,452	$—	$—	$—	$(33,876)	$—	$—	$214,576

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at June 30, 2020:

	Ending Balance at 6/30/20	Valuation Technique Used	Unobservable Inputs	Input Values

Investments in Securities—Assets

Common Stock	$214,576	Market and Company Comparables	Expected Offer Price with Mid-Point of the Range	36,000 KRW/49,000 KRW

The net change in unrealized appreciation/depreciation of Level 3 investments held at June 30, 2020 was $(33,876).

See accompanying Notes to Financial Statements	06.30.20	The Korea Fund, Inc. Annual Report	9

The Korea Fund, Inc. Statement of Assets and Liabilities

June 30, 2020

Assets:

Investments, at value (cost–$115,757,390)	$155,764,627

Cash	547,183

Foreign currency, at value (cost–$278,207)	277,791

Dividends receivable (net of foreign withholding taxes)	316,305

Securities lending income receivable, including income from invested cash collateral (net of rebates)	214

Prepaid expenses and other assets	111,737

Total Assets	157,017,857

Liabilities:

Investment management fees payable	96,268

Accrued expenses and other liabilities	176,570

Total Liabilities	272,838

Net Assets	$156,745,019

Net Assets:

Common Stock:

Par value ($0.01 per share, applicable to 5,040,949 shares issued and outstanding)	$50,409

Paid-in-capital in excess of par	127,938,150

Total distributable earnings	28,756,460

Net Assets	$156,745,019

Net Asset Value Per Share	$31.09

10	The Korea Fund, Inc. Annual Report	06.30.20	See accompanying Notes to Financial Statements

The Korea Fund, Inc. Statement of Operations

Year ended June 30, 2020

Investment Income:

Dividends (net of foreign withholding taxes of $541,031)	$2,696,952

Securities lending income, including income from invested cash collateral (net of rebates)	18,760

Interest (net of foreign withholding taxes of $356)	2,350

Total Investment Income	2,718,062

Expenses:

Investment management	1,171,092

Directors	211,121

Custodian and accounting agent	111,849

Insurance	106,914

Legal	97,871

Audit and tax services	86,733

Stockholder communications	30,721

Transfer agent	24,995

New York Stock Exchange listing	10,855

Excise tax	914

Miscellaneous	48,821

Total Expenses	1,901,886

Net Investment Income	816,176

Realized and Change in Unrealized Gain (Loss):

Net realized loss on:

Investments	(8,250,916)

Foreign currency transactions	(10,295)

Net change in unrealized appreciation/depreciation of:

Investments	(1,069,623)

Foreign currency transactions	(62,017)

Net realized and change in unrealized loss	(9,392,851)

Net Decrease in Net Assets Resulting from Investment Operations	$(8,576,675)

See accompanying Notes to Financial Statements	06.30.20	The Korea Fund, Inc. Annual Report	11

The Korea Fund, Inc. Statement of Changes in Net Assets

	Year ended June 30, 2020	Year ended June 30, 2019

Investment Operations:

Net investment income	$816,176	$1,175,587

Net realized loss	(8,261,211)	(2,151,749)

Net change in unrealized appreciation/depreciation	(1,131,640)	(23,385,801)

Net decrease in net assets resulting from investment operations	(8,576,675)	(24,361,963)

Distributions to Stockholders from:

Distributable earnings	(360,257)	(27,459,569)

Common Stock Transactions:

Cost of shares repurchased	(2,410,552)	(7,403,889)

Total decrease in net assets	(11,347,484)	(59,225,421)

Net Assets:

Beginning of year	168,092,503	227,317,924

End of year	$156,745,019	$168,092,503

Shares Activity:

Shares outstanding, beginning of year	5,128,007	5,363,003

Shares repurchased	(87,058)	(234,996)

Shares outstanding, end of year	5,040,949	5,128,007

12	The Korea Fund, Inc. Annual Report	06.30.20	See accompanying Notes to Financial Statements

The Korea Fund, Inc. Financial Highlights

For a share of stock outstanding throughout each year^:

	Year ended June 30,

	2020	2019	2018	2017		2016
Net asset value, beginning of year	$32.78	$42.39	$44.65	$36.68		$44.80
Investment Operations:
Net investment income (1)	0.16	0.22	0.20	0.16		0.11
Net realized and change in unrealized gain (loss)	(1.85)	(4.76)	1.13	7.75		(4.11)
Total from investment operations	(1.69)	(4.54)	1.33	7.91		(4.00)
Dividends and Distributions to Stockholders from:
Net investment income	(0.07)	(0.61)	(0.23)	(0.28)		—
Net realized gains	—	(4.62)	(3.80)	(0.05)		(4.35)
Total dividends and distributions to stockholders	(0.07)	(5.23)	(4.03)	(0.33)		(4.35)
Common Stock Transactions:
Accretion to net asset value resulting from share repurchases and tender offer	0.07	0.16	0.44	0.39		0.23
Net asset value, end of year	$31.09	$32.78	$42.39	$44.65		$36.68	(2)
Market price, end of year	$25.85	$28.84	$38.26	$40.04		$32.33
Total Return: (3)
Net asset value	(4.96)%	(9.92)%	3.39%	22.83%		(8.35	)%(2)
Market price	(10.15)%	(10.97)%	4.41%	25.09%		(8.75)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$156,745	$168,093	$227,318	$259,976		$256,289
Ratio of expenses to average net assets	1.22%	1.25%	1.13%	1.18	%(4)	1.20%
Ratio of net investment income to average net assets	0.52%	0.62%	0.43%	0.40	%(4)	0.28%
Portfolio turnover rate	42%	27%	69%	67%		44%

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
(1)	Calculated on average common shares outstanding during the year.
(2)	Payments from Affiliates increased the end of year net asset value and total return by less than $0.01 and 0.01%, respectively.
(3)	Total return is calculated by subtracting the value of an investment in the Fund at the beginning of the specified year from the value at the end of the year and dividing the remainder by the value of the investment at the beginning of the year and expressing the result as a percentage. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return on net asset value may reflect adjustments to conform to U.S. GAAP.
(4)	Inclusive of tender offer expenses of 0.05%.

See accompanying Notes to Financial Statements	06.30.20	The Korea Fund, Inc. Annual Report	13

The Korea Fund, Inc. Notes to Financial Statements

June 30, 2020

1. Organization and Significant Accounting Policies

The Korea Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended, as a closed-end, non-diversified management investment company organized as a Maryland corporation, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Manager”) serves as the Fund’s investment manager. AllianzGI U.S. is an indirect, wholly-owned subsidiary of PFP Holdings, Inc. and is a member of Munich-based Allianz Group. The Fund has authorized 200 million shares of common stock with $0.01 par value.

The Fund’s investment objective is to seek long-term capital appreciation through investment in securities, primarily equity securities, of Korean companies. There can be no assurance that the Fund will meet its stated objective.

The preparation of the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimates.

Like many other companies, the Fund’s organizational documents provide that its officers (“Officers”) and the Board of Directors of the Fund (the “Board” or the “Directors”) are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Directors’ maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are valued at market value. Market values is for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or independent pricing services. For foreign equity securities (with certain exceptions, if any), the Fund fair values its securities daily using modeling tools provided by a statistical research service. This service utilizes statistics and programs based on historical performance of markets and other economic data (which may include changes in the value of U.S. securities or security indices). Investments in mutual funds are valued at the net asset value (“NAV”) as reported on each business day.

Portfolio securities and other financial instruments for which market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), are fair valued, in good faith, pursuant to procedures established by the Board, or persons acting at their discretion pursuant to procedures established by the Board. The Fund’s investments are valued daily and the Fund’s NAV is calculated as of the close of regular trading (normally 4:00 p.m. Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. In unusual circumstances, the Board or the Valuation Committee may in good faith determine the NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost unless the Board or its Valuation Committee determines that particular circumstances dictate otherwise.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the Fund’s financial statements.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1—quoted prices in active markets for identical investments that the Fund has the ability to access

14	The Korea Fund, Inc. Annual Report	06.30.20

The Korea Fund, Inc. Notes to Financial Statements

June 30, 2020 (continued)

1. Organization and Significant Accounting Policies (continued)

•

Level 2—valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3—valuations based on significant unobservable inputs (including the Investment Manager’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Fund to measure fair value during the year ended June 30, 2020 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

Equity Securities (Common and Preferred Stock)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income on uninvested cash is recorded upon receipt. Dividend income is recorded on the ex-dividend date. Korean-based corporations have generally adopted calendar year-ends, and their interim and final corporate actions are normally approved, finalized and announced by their boards of directors and stockholders in the first and third quarters of each calendar year. Generally, estimates of their dividends are accrued on the ex-dividend date principally in the prior December and/or June period ends. These dividend announcements are recorded by the Fund on such ex-dividend dates. Any subsequent adjustments thereto by Korean corporations are recorded when announced. Presently, dividend income from Korean equity investments is earned primarily in the last calendar quarter of each year, and will be received primarily in the first calendar quarter of the following year. Certain other dividends and related withholding taxes, if applicable, from Korean securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends and taxes. Dividend and interest income on the Statement of Operations are shown net of any foreign taxes withheld on income from foreign securities.

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Fund may be subject to excise tax based on distributions to stockholders.

06.30.20	The Korea Fund, Inc. Annual Report	15

The Korea Fund, Inc. Notes to Financial Statements

June 30, 2020 (continued)

1. Organization and Significant Accounting Policies (continued)

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Fund’s tax positions for all open tax years.

As of June 30, 2020, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Fund’s U.S. federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Foreign Investment and Exchange Controls in Korea

The Foreign Exchange Transaction Act, the Presidential Decree relating to such Act and the regulations of the Minister of Strategy and Finance (formerly known as Minister of Finance and Economy) issued thereunder impose certain limitations and controls which generally affect foreign investors in Korea. Through August 18, 2005, the Fund had a license from the Ministry of Finance and Economy to invest in Korean securities and to repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Korean securities or to repatriate from investment principal up to 10% of the NAV (taken at current value) of the Fund (except upon termination of the Fund, or for expenses in excess of Fund income, in which case the foregoing restriction shall not apply). Under the Foreign Exchange Transaction Act, the Minister of Strategy and Finance has the power, with prior (posterior in case of urgency) public notice of scope and duration, to suspend all or a part of foreign exchange transactions when emergency measures are deemed necessary in case of radical change in the international or domestic economic situation. The Fund could be adversely affected by delays in, or the refusal to grant, any required governmental approval for such transactions.

The Fund relinquished its license from the Korean Ministry of Finance and Economy effective August 19, 2005. The Fund had engaged in negotiations with the Korean Ministry of Finance and Economy concerning the feasibility of the Fund’s license being amended to allow the Fund to repatriate more than 10% of Fund capital. However, the Ministry of Finance and Economy advised the Fund that the license cannot be amended as a result of a change in the Korean regulations. As a result of the relinquishment of the license, the Fund is subject to the Korean securities transaction tax equal to 0.25% of the fair market value of any portfolio securities transferred by the Fund on the Korea Exchange and 0.45% of the fair market value of any portfolio securities transferred outside of the Korea Exchange. The relinquishment did not otherwise affect the Fund’s operations. For the year ended June 30, 2020, the Fund incurred $160,230 in transaction taxes in connection with portfolio securities transferred by the Fund on the Korea Exchange. Net realized loss on investments on the Statement of Operations is shown net of the transaction taxes incurred by the Fund.

Certain securities held by the Fund may be subject to aggregate or individual foreign ownership limits. These holdings are in industries that are deemed to be of national importance.

(f) Dividends and Distributions

The Fund declares dividends from net investment income and distributions of net realized capital gains, if any, at least annually. The Fund records dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to stockholders from return of capital.

(g) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Fund’s Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

16	The Korea Fund, Inc. Annual Report	06.30.20

The Korea Fund, Inc. Notes to Financial Statements

June 30, 2020 (continued)

1. Organization and Significant Accounting Policies (continued)

At June 30, 2020, the Korean WON (“(Won)”)/U.S. dollar (“$”) exchange rate was (Won)1,202.85 to $1.

(h) Securities Lending

The Fund may engage in securities lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statement of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is allocated between the Fund and securities lending agent. Cash collateral received for securities on loan is invested in securities identified in the Schedule of Investments and the corresponding liability is recognized as such in the Statement of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund.

Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund also bears the risk of loss in the event the securities purchased with cash collateral depreciate in value.

The Fund did not have any securities on loan at June 30, 2020.

2. Principal Risks

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, foreign currency risks.

To the extent the Fund directly invests in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund. The local emerging market currencies in which the Fund may be invested may experience substantially greater volatility against the U.S. dollar than the major convertible currencies in developed countries.

The Fund is subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market. In addition, market risk includes the risk that local, regional or global events, including geopolitical and other events may disrupt the economy on a national or global level. For example, events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the economy or the markets for financial instruments and, as a result, could have a significant impact on the Fund and its investments. As a further example, an outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 was first detected in China in December 2019 and subsequently spread globally, being designated as a pandemic in early 2020. The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions; mandatory stay-at-home and work-from-home orders in numerous countries,

06.30.20	The Korea Fund, Inc. Annual Report	17

The Korea Fund, Inc. Notes to Financial Statements

June 30, 2020 (continued)

2. Principal Risks (continued)

including the United States; significant disruptions to business operations, supply chains and customer activity, as well as mandatory business closures; lower consumer demand for goods and services; event cancellations and restrictions; cancellations, reductions and other changes in services; significant challenges in healthcare service preparation and delivery; public gathering limitations and prolonged quarantines; and general concern and uncertainty. These effects have exacerbated the significant risks inherent in market investments, and the COVID-19 pandemic has already meaningfully disrupted the global economy and markets, causing market losses across a range of asset classes, as well as both heightened market volatility and increased illiquidity for trading. Although the long-term economic fallout of COVID-19 is difficult to predict, it has the potential to continue to have ongoing material adverse effects on the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Health crises caused by the outbreak of COVID-19 may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of the outbreak in developing or emerging market countries may be greater due to less established health care systems. The COVID-19 pandemic and its effects may be short term or may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. Furthermore, the ability of the Investment Manager or its affiliates to operate effectively, including the ability of personnel to function, communicate and travel to the extent necessary to carry out the Fund’s investment strategies and objectives, may be materially impaired. All of the foregoing could impair Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

The Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Manager seeks to minimize the Fund’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

3. Investment Manager

The Fund has an Investment Management Agreement (the “Management Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs, and other administrative matters. Pursuant to the Management Agreement, the Investment Manager receives an annual fee, payable monthly, at the annual rate of 0.75% of the value of the Fund’s average daily net assets up to $250 million; 0.725% of the next $250 million of average daily net assets; 0.70% of the next $250 million of average daily net assets; 0.675% of the next $250 million of average daily net assets and 0.65% of average daily net assets in excess of $1 billion. For the year ended June 30, 2020, the Fund paid investment management fees at an effective rate of 0.750% of the Fund’s average daily net assets.

4. Investments in Securities

For the year ended June 30, 2020, purchases and sales of investments, other than short-term securities were $63,855,039 and $63,884,542 respectively.

5. Income Tax Information

For the year ended June 30, 2020, the tax character of the dividends and distributions paid was $360,257 from ordinary income. For the year ended June 30, 2019, the tax character of dividends and distributions paid was $3,194,672 from ordinary income and $24,264,897 from long-term capital gains.

At June 30, 2020, the Fund had distributable earnings of $903,869 from ordinary income.

In accordance with U.S. Treasury regulations, the Fund elected to defer to the following taxable year Post-October short-term capital losses of $964,538 and Post-October long-term capital losses of $4,129,220 arising after October 31, 2019.

In accordance with U.S. Treasury regulations, the Fund elected to defer to the following taxable year late-year ordinary losses of $464,349 arising after December 31, 2019.

As of June 30, 2020, the Fund had total capital loss carryforwards in the amount of $5,629,749, of which $3,140,492 was short-term capital loss and $2,489,257 was long-term capital loss.

18	The Korea Fund, Inc. Annual Report	06.30.20

The Korea Fund, Inc. Notes to Financial Statements

June 30, 2020 (continued)

5. Income Tax Information (continued)

At June 30, 2020, permanent “book-tax” differences were primarily attributable to the differing treatment of gains and losses from foreign currency transactions and non-deductible excise tax. These adjustments were to increase dividends in excess of net investment income by $9,381, decrease accumulated net realized loss by $10,295 and decrease paid in capital by $914. Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At June 30, 2020, the cost basis of portfolio securities for federal income tax purposes was $116,722,659. Gross unrealized appreciation was $52,444,356; gross unrealized depreciation was $13,402,388; and net unrealized appreciation was $39,041,968. The difference between book and tax cost basis was attributable to wash sale loss deferrals and Passive Foreign Investment Companies (“PFICs”) mark-to-market.

6. Discount Management Program

The Fund has a share repurchase program under which the Fund will repurchase in each twelve month period ended June 30, up to 10% of its common stock outstanding as of the close of business on June 30 the prior year, but will permit shares to be repurchased at differing discount trigger levels that will not be announced. The Fund will repurchase shares at a discount, in accordance with procedures approved by the Board. Subject to these procedures, the timing and amount of any shares repurchased will be determined by the Board and/or its Discount Management Committee in consultation with the Investment Manager.

For the year ended June 30, 2020, the Fund repurchased 87,058 shares of its common stock on the open market, which represented approximately 2% of the shares outstanding at June 30, 2019 at a total cost, inclusive of commissions ($0.015 per share), of $2,410,552 at a per-share weighted average discount to NAV of 11.75%. For the year ended June 30, 2019, the Fund repurchased 234,996 shares of its common stock on the open market, which represented approximately 4% of the shares outstanding at June 30, 2018 at a total cost, inclusive of commissions ($0.015 per share), of $7,403,889 at a per-share weighted average discount to NAV of 11.37%.

7. Fund Ownership

At June 30, 2020, the City of London Investment Group PLC, Lazard Asset Management LLC, 1607 Capital Partners and the Gates William Henry held approximately 37%, 16%, 11% and 7%, respectively, of the Fund’s outstanding shares. Investment activities of these stockholders could have a material impact to the Fund.

8. Subsequent Events

In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

AllianzGI U.S. has agreed to a strategic partnership with Virtus Investment Partners, Inc. (NASDAQ: VRTS), which operates a multi-boutique asset management business, which AllianzGI U.S. expects to be completed by the end of calendar 2020. As contemplated and subject to Board and shareholder approvals, Virtus would become the investment adviser, distributor and/or administrator of AllianzGI U.S.’s proprietary open- and closed-end funds, with AllianzGI U.S. continuing to manage the funds’ assets as a sub-adviser. The Board is in the process of considering related proposals from management and other alternatives with respect to the Fund’s service provider arrangements and will update stockholders on this topic in future public announcements, as applicable.

There were no other subsequent events identified that require recognition or disclosure.

06.30.20	The Korea Fund, Inc. Annual Report	19

The Korea Fund, Inc. Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of The Korea Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Korea Fund, Inc. (the “Fund”) as of June 30, 2020, the related statement of operations for the year ended June 30, 2020, the statement of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2020 and the financial highlights for each of the five years in the period ended June 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

August 20, 2020

We have served as the auditor of the Fund since 1984.

20	The Korea Fund, Inc. Annual Report	06.30.20

The Korea Fund, Inc. Additional Information Regarding the Fund

June 30, 2020 (unaudited)

CHANGES IN THE FUND’S INVESTMENT OBJECTIVE, POLICIES AND RISKS DURING THE MOST RECENT FISCAL YEAR

The following information in this annual report is a summary of certain changes in the Fund’s Investment Objective, Policies and Risks during its most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.

None.

THE FUND’S CURRENT INVESTMENT OBJECTIVE, POLICIES AND RISKS

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is to seek long-term capital appreciation through investment in securities, primarily equity securities, of Korean companies. This objective is a fundamental policy and may not be changed without the approval of a majority of the Fund’s outstanding voting securities. As used in this report, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. While current income from dividends and interest may be a consideration in selecting portfolio securities, it is not an objective of the Fund. It is the policy of the Fund normally to invest at least 80% of its net assets in securities listed on the Korea Exchange (the “Exchange”). As of June 30, 2020, 99% of the Fund’s net assets were invested in securities listed on the Exchange. It is expected that the balance of the Fund’s net assets normally will be invested in debt securities of the government (the “Government”) of the Republic of Korea (“Korea” or the “Republic”) and Korean corporations and in recognized Korean money market instruments.

For purposes of the Fund’s investment policy, equity securities include common and preferred stock (including convertible preferred stock), bonds, notes and debentures convertible into common and preferred stock, stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures, or similar enterprises and depositary receipts. Not all of these investment types may be available for investment in Korea at all times. To the extent permitted by applicable law, the Fund reserves the right to invest in any of the above listed equity securities, and may use its assets to enter into foreign currency exchange contracts, currency and stock index futures contracts, covered call options, repurchase agreements, delayed delivery transactions and futures contracts.

The Fund may invest its assets in a broad spectrum of Korean industries, including, as conditions warrant from time to time, automobiles, cement, chemicals, construction, electrical equipment, electronics, finance, food and beverage, international trading, machinery, shipbuilding, steel and textiles. In selecting industries and companies for investment, the Investment Manager considers overall growth prospects, competitive position in export markets, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, capital resources, government regulation, management and other factors. The Fund has invested principally in securities of established companies, although investments may be made, to the extent permitted by Korean law, in securities of new or little-known companies. To the extent permitted by law, the Fund may also invest in stocks of securities-related businesses listed on the Exchange.

For defensive purposes, the Fund may vary from its investment policy. During periods in which, in the opinion of the Investment Manager, changes in Korean market conditions, or other economic conditions or Korean political conditions warrant, the Fund may reduce its position in equity securities and, subject to any applicable restrictions under Korean law, increase its position in debt securities or in short-term indebtedness or hold cash. The Fund may also at any time invest funds as reserves for dividends and other distributions for shareholders in U.S. dollar-denominated money market instruments such as those described above. However, once invested in won-denominated securities, the Fund’s investment principal may not be converted into U.S. dollar-denominated securities except for payment of expenses in excess of Fund income or in connection with the termination of the Fund.

Although the Fund is a non-diversified company under the Investment Company Act of 1940, as amended (the “1940 Act”), it is subject to portfolio diversification requirements that are contained (i) in its investment restriction pertaining to concentration, which generally prevents it from purchasing a security that would result in more than 25% of the Fund’s net assets being invested in a single industry; and (ii) in the diversification requirements applicable to regulated investment companies under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). The Fund, as a non-diversified company under the 1940 Act, is permitted to hold a relatively greater concentration in securities of particular companies. This flexibility reduces diversification of risk and could result in greater fluctuation in the Fund’s

06.30.20	The Korea Fund, Inc. Annual Report	21

The Korea Fund, Inc. Additional Information Regarding the Fund

June 30, 2020 (unaudited) (continued)

net asset value. However, it also reflects the composition of the Korean securities markets, in that securities of relatively few companies account for a greater share of the total capitalization of such markets than is the case in the United States.

The Fund intends to purchase and hold securities for long-term capital appreciation and does not expect to trade in securities for short-term gain. The Fund will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions. A higher rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses than a lower rate, which expenses must be borne by the Fund and its shareholders. The Fund’s portfolio turnover rate for the twelve months ended June 30, 2020 was 42%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less.

Consistent with provisions of the 1940 Act and any administrative exemptions that may be granted by the U.S. Securities and Exchange Commission (the “Commission”), the Fund may invest in the securities of other investment companies that invest in Korean securities. Absent special relief from the Commission, the Fund may invest up to 10% of its assets in the aggregate in shares of other investment companies and up to 5% of its assets in any one investment company, as long as that investment does not represent more than 3% of the voting stock of the acquired investment company. As a shareholder in any investment company, the Fund will bear its ratable share of such company’s expenses, and will remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested.

PRINCIPAL RISKS

The Fund is a closed-end investment company designed for long-term investment, and investors should not consider it a trading vehicle. Historically, shares of closed-end investment companies have frequently traded at a discount from net asset value, but have also traded at premiums. Investing in securities of Korean companies and of the Government involves certain considerations not typically associated with investing in securities of United States companies or the United States government, including (1) political and economic risks, including the potential for military conflict with North Korea, (2) potential price volatility and lesser liquidity of the Korean securities markets, due in part to their relatively small size and to competition from alternative investment opportunities in Korea, (3) governmental involvement in and influence on the economy and the private sector, (4) restrictions imposed by the Government on foreign investment, which may limit investment opportunities available to the Fund, (5) fluctuations in the rate of exchange between the won and the U.S. dollar, (6) restrictions on, and costs associated with, currency conversions and on the repatriation of principal, income or gains and (7) Korean taxes. Additional considerations when investing in securities of Korean companies and of the Government include the risk of nationalization or expropriation of assets or confiscatory taxation, delays in settlement and the risk that it may be more difficult to obtain or enforce a judgment in a court outside the United States.

Korean accounting, auditing and financial reporting standards are not equivalent to United States standards and, therefore, less information may be available with respect to investments in Korea than in the United States. Supervision by governmental agencies and self-regulatory organizations with respect to the securities industry in Korea differs from, and in some respects may be less than, such supervision in the United States. Accordingly, the Fund’s investment in Korean securities should be considered more speculative than investments in securities of U.S. companies.

Political and Economic Risks

The value of the Fund’s assets may be adversely affected by political, economic or social instability in Korea. The heightened tensions between the Republic and North Korea have from time to time depressed new foreign investment in the Republic and the availability of foreign financing for Korean companies. The uncertainty surrounding the situation may adversely affect the economic climate in the Republic. The tensions between the Republic and North Korea also may adversely affect the prices of the Fund’s portfolio securities and the Fund’s share price.

Korean companies may be substantially more leveraged than U.S. and European companies. The high degree of leverage increases the risk of business failures should adverse business conditions develop.

Korean accounting, auditing and financial reporting standards and practices are not equivalent to those in the United States. Therefore, certain material disclosures (including disclosures as to off-balance sheet financing loan guarantees) may not be made, and less information may be available with respect to investments in Korea than with respect to those in the United States.

22	The Korea Fund, Inc. Annual Report	06.30.20

The Korea Fund, Inc. Additional Information Regarding the Fund

June 30, 2020 (unaudited) (continued)

In general, the Fund is subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in Korea. Such concentrations will subject the Fund to additional risks resulting from future political or economic conditions in the region the possible imposition of adverse governmental laws or currency exchange restrictions, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The Korean Securities Markets

The Korean securities markets are still relatively small in comparison to the United States, Japanese and major European securities markets. In addition, market capitalization and trading volume in Korea are concentrated in a limited number of companies within a small number of industries as compared to other markets. As a result, the Korean securities markets may be subject to greater price volatility and lesser liquidity than other securities markets. Because of these liquidity limitations, it may be more difficult for the Fund to purchase and sell portfolio investments than would otherwise be the case. Many companies traded on Korean securities markets are smaller, newer and less seasoned than companies traded on United States securities markets. Investments in smaller companies involve greater risk than are customarily associated with investments in larger companies.

The Korean securities markets have in the past been influenced by large investors trading significant blocks of securities, and by the relative attractiveness of alternative investment vehicles such as real estate and the unofficial money market lending to business borrowers.

Currency Fluctuations

The Fund has significant exposure to won, insofar as its Korean securities may be traded in won and the issuers of the Fun’s portfolio securities may derive substantially all or all of their income in won. Reductions in the won relative to the U.S. dollar will therefore tend to adversely impact the Fund’s net asset value. Although the Fund may enter into forward currency exchange contracts and may (subject to receipt of requisite regulatory approvals) purchase and sell options on currencies in an effort to protect the Fund’s portfolio holdings against currency fluctuation risks, the Fund does not intend fully or partially to hedge, on an ongoing basis, its portfolio holdings in such a manner.

Currency Conversion and Repatriation

Conversion of won into U.S. dollars or other foreign currencies, transfer of funds from Korea to foreign countries and repatriation of foreign capital invested in Korea are subject to certain regulatory approvals pursuant to foreign exchange management laws and regulations. Such conversions and transfers of funds often entail significant transaction costs.

The repatriation by foreign investors of principal, income or gains that arise from holding and disposing of Korean equity securities that are traded on the Exchange is subject to regulations issued by the Minister of Finance and Economy. Such repatriation is generally permitted to foreign investors that have made a report to their designated foreign exchange bank for each repatriation. Unlike other foreign investors, however, the Fund is, in general, currently permitted, with the report to its designated foreign exchange bank, to repatriate only income and gains.

If, because of restrictions on conversion or because of repatriation problems, the Fund were unable to distribute substantially all of its net investment income (including short-term capital gains) and long-term capital gains within applicable time periods, the Fund could be subject to U.S. Federal income and excise taxes which would not otherwise be incurred and might cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Code, in which case it would become subject to U.S. Federal income tax on all of its income and gains.

Non-Diversified Status

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act as to the percentage of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in a smaller number of issuers, and, as a result, may be subject to greater risk with respect to its portfolio securities.

Transaction Costs

The Fund’s transaction costs are higher than the transaction costs for the typical investment company investing in U.S. securities.

Discount From Net Asset Value

The shares of the Fund may trade at a discount from net asset value. This is characteristic of shares of a closed-end fund and is a risk separate and distinct from the risk of a decline in the net asset value as a result of a fund’s investment activities.

06.30.20	The Korea Fund, Inc. Annual Report	23

The Korea Fund, Inc. Additional Information Regarding the Fund

June 30, 2020 (unaudited) (continued)

Korean Taxes

The Fund will be subject to Korean taxes, including withholding taxes. The withholding taxes imposed on the Fund could change in the event of changes in Korean or United States tax laws or changes in the terms of, or the Minister of Finance and Economy’s interpretation of, the United States-Korea income tax treaty or changes in relevant facts.

Foreign Investment and Exchange Controls In Korea

The Foreign Exchange Transaction Act, the Presidential Decree relating to such Act and the regulations of the Minister of Strategy and Finance (formerly known as Minister of Finance and Economy) issued thereunder impose certain limitations and controls which generally affect foreign investors in Korea, including the Fund. Certain securities held by the Fund may be subject to aggregate or individual foreign ownership limits. These holdings are in industries that are deemed to be of national importance.

Market Risk

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

Counterparty Risk

The Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Manager seeks to minimize the Fund’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

24	The Korea Fund, Inc. Annual Report	06.30.20

The Korea Fund, Inc. Tax Information/Stockholder Meeting Results/

Changes to the Board of Directors/ Proxy Voting Policies & Procedures (unaudited)

Tax Information:

As required by the Internal Revenue Code, stockholders must be notified regarding certain tax attributes of distributions made by the Fund.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2020, are designated as “qualified dividend income”: 100%.

Corporate stockholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s ordinary income dividends paid during the fiscal year ended June 30, 2020, that qualify for the corporate dividend received deduction is 0%.

Foreign Tax Credit: The Fund has elected to pass-through the credit for taxes paid to foreign countries. The gross foreign dividends and foreign tax per share paid during the fiscal year ended June 30, 2020 is $0.642336 and $0.107327, respectively.

Since the Fund’s tax year is not the calendar year, another notification will be sent with respect to calendar year 2020.

In January 2021, stockholders will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received during calendar year 2020. The amount that will be reported will be the amount to use on the stockholders 2020 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended June 30, 2020. Stockholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Fund.

Stockholder Meeting Results:

The Fund held a meeting of stockholders on October 24, 2019. Stockholders voted as indicated below:

	Affirmative	Against	Abstain
Election of Julian Reid — Class I to serve until 2022	3,927,087	157,999	27,396

Mr. Christopher B. Brader, who serves as Class II Director and Mr. Richard A. Silver, who serves as a Class III Director, continue to serve as Directors of the Fund.

Changes to the Board of Directors:

Joseph T. Grause, Jr. did not stand for re-election, and was no longer a Director of the Fund, effective October 24, 2019.

Matthew J. Sippel will be appointed as a Director of the Fund, effective August 24, 2020.

Christopher B. Brader will not stand for re-election, and will no longer be a Director of the Fund, effective October 21, 2020.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s stockholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at www.thekoreafund.com; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

06.30.20	The Korea Fund, Inc. Annual Report	25

The Korea Fund, Inc. Privacy Policy (unaudited)

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of the past, present and future clients and stockholders of AllianzGI US and the funds and accounts it manages, advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Distributors LLC and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

Online Enrollment, Account Access and Transactions

When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to these secure pages is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to access your account information online. This information serves to verify your identity. When you enter Personal Information to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the

26	The Korea Fund, Inc. Annual Report	06.30.20

The Korea Fund, Inc. Privacy Policy (unaudited) (continued)

practices described in this Policy. If you provide Personal Information to effect transactions, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access—Disclaimer which is incorporated herein by reference and is available on our website.

Cookies and Similar Technologies

Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Clear GIFs (also known as Web Beacons) are typically transparent very small graphic images (usually 1 pixel x 1 pixel) that are placed on a website that may be included on our services provided via our website and typically work in conjunction with cookies to identify our users and user behavior. We may use cookies and automatically collected information to: (i) personalize our website and the services provided via our website, such as remembering your information so that you will not have to re-enter it during your use of, or the next time you use, our website and the services provided via our website; (ii) provide customized advertisements, content, and information; (iii) monitor and analyze the effectiveness of our website and the services provided via our website and third-party marketing activities; (iv) monitor aggregate site usage metrics such as total number of visitors and pages viewed; and (v) track your entries, submissions, and status in any promotions or other activities offered through our website and the services provided via our website. Tracking technology also helps us manage and improve the usability of our website, (i) detecting whether there has been any contact between your computer and us in the past and (ii) to identify the most popular sections of our website. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

Use of Social Media Plugins

Our website uses the following Social Media Plugins (“Plugins”):

•	Facebook Share Button operated by Facebook Inc., 1601 S. California Ave, Palo Alto, CA 94304, USA

•	Tweet Button operated by Twitter Inc., 795 Folsom St., Suite 600, San Francisco, CA 94107, USA

•	LinkedIn Share Button operated by LinkedIn Corporation, 2029 Stierlin Court, Mountain View, CA 94043, USA

All Plugins are marked with the brand of the respective operators Facebook, Twitter and LinkedIn (“Operators”). When you visit our website that contains a social plugin, your browser establishes a direct connection to the servers of the Operator. The Operator directly transfers the plugin content to your browser which embeds the latter into our website, enabling the Operator to receive information about you having accessed the respective page of our website. Thus, AllianzGI US has no influence on the data gathered by the plugin and we inform you according to our state of knowledge: The embedded plugins provide the Operator with the information that you have accessed the corresponding page of our website. If you do not wish to have such data transferred to the Operators, you need to log out of your respective account before visiting our website. Please see the Operators’ data privacy statements in order to get further information about purpose and scope of the data collection and the processing and use:

•	Facebook: https://de-de.facebook.com/about/privacy/

•	Twitter: https://twitter.com/privacy

•	Linked In: https://www.linkedin.com/legal/privacy-policy

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy annually if required. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

06.30.20	The Korea Fund, Inc. Annual Report	27

The Korea Fund, Inc. Dividend Reinvestment and Cash Purchase Plan (unaudited)

Dividend Reinvestment Plan

The Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common stockholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common stockholders in administering the Plan. Participants in the Plan have the option of making additional cash payments to the Plan Agent, semi-annually, in any amount from $100 to $3,000, for investment in the Fund’s shares. The Plan Agent will use all such cash payments received from participants to purchase Fund shares on the open market on or shortly after the 15th of February and August of each year, and in no event more than 45 days after such dates except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities law. Any voluntary cash payments received more than 30 days prior to the 15th of February or August will be returned by the Plan Agent. Participants may withdraw their entire voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation.

Under the Plan, common stockholders whose shares are registered with the Plan Agent (“registered stockholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of the Fund, unless the stockholder elects to receive cash. Registered stockholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the stockholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (800) 254-5197, by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to the Plan statement. A proper notification will be effective immediately and apply to the Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan.

For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from the Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common share of the Fund (“NAV”) is equal to or less than the market price per common share plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common share plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan Agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date. The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Fund’s then current policies.

Fees and expenses.

No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Fund reserves the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees.

In the case of a registered stockholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record stockholder as representing the total amount registered in such stockholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your

28	The Korea Fund, Inc. Annual Report	06.30.20

The Korea Fund, Inc. Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered stockholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., automatic reinvestment in additional shares does not relieve stockholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Fund and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (800) 254-5197; website: www.amstock.com.

06.30.20	The Korea Fund, Inc. Annual Report	29

The Korea Fund, Inc. Board of Directors (unaudited)

Name, Year of Birth, Position(s) Held with the Fund,
Length of Service, Other Trusteeships/
Directorships Held by Director, Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Director	Principal Occupation(s) During Past 5 Years:

The address of each director is 1633 Broadway, New York, NY 10019.

Julian Reid

Year of Birth: 1944

Director, Chairman of the Board and Chairman of the Governance, Nominating and Remuneration Committee

Directors since: 2004

Director of 1 fund in the Fund Complex

Director of The China Fund, Inc. outside of the Fund Complex

Director and Chairman of 3a Funds Group (since 1998); and Director & Chairman of The China Fund, Inc. (since 2018). Formerly Director and Chairman of JM Properties Ltd. (from 2012 to 2015); Director of JP Morgan China Region Fund, Inc. (from 1997 to 2017); and Director and Chairman of Prosperity Voskhod Fund Ltd. (from 2006 to 2015).

Christopher B. Brader Year of Birth: 1950 Director and Chairman of the Contracts Committee Director since: 2012 Director of 1 fund in the Fund Complex Director of no funds outside of the Fund Complex	Director of Long Investment Management International Limited (since March 2015); Director of LIM Japan Fund (since March 2012); Director of India Capital Management, Ltd. (since 2016); Director of India Capital Services, Ltd. (since 2016); and Director of LIM Marketing Services Limited (since 2018). Formerly, Director of Long Investment Management (Cayman) Limited (2018-2020).

Richard A. Silver

Year of Birth: 1947

Director and Chairman of the Valuation and the Audit and Compliance Committee

Director since: 2006

Director of 1 fund in the Fund complex

Director of The China Fund, Inc. outside the Fund Complex

Director of The China Fund, Inc. (since 2018).

Matthew J. Sippel Year of Birth: 1964 Director Director since: August 24, 2020 Director of 1 fund in the Fund Complex Director of no funds outside of the Fund Complex	Managing Director & Senior Partner of Indus Capital Partners LLC (since 2004).

The Fund holds annual stockholder meetings for the purpose of electing Directors, and Directors are elected for fixed terms. The Board of Directors is currently divided into three classes, each having a term of three years.

Each year the term of one class expires. Each Director’s term of office expires on the date of the third annual meeting following election to office of the Director’s class. Each Director will serve until next elected or his or her earlier death, resignation, retirement or removal or if not re-elected, until his or her successor is elected and has qualified.

30	The Korea Fund, Inc. Annual Report	06.30.20

The Korea Fund, Inc. Fund Officers (unaudited)

Name, Year of Birth, Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years:

Thomas J. Fuccillo Year of Birth: 1968 President & Chief Executive Officer: Since 2019	Managing Director and Head of US Funds of Allianz Global Investors U.S. Holdings LLC; Managing Director of Allianz Global Investors Distributors LLC; Trustee, President and Chief Executive Officer of 55 funds in the Fund Complex; and President and Chief Executive Officer of The Korea Fund, Inc. and The Taiwan Fund, Inc. Formerly, Associate General Counsel, Head of US Funds and Retail Legal (2013-2019); Chief Legal Officer and Secretary of Allianz Global Investors Distributors LLC (2013-2019); Vice President, Secretary and Chief Legal Officer of numerous funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Orhan Dzemaili Year of Birth: 1974 Treasurer, Principal Financial and Accounting Officer since: 2018	Director of Allianz Global Investors U.S. LLC; Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc.; and Assistant Treasurer of 55 funds in the Fund Complex. Formerly, Assistant Treasurer of The Korea Fund, Inc. (2016-2018).

Angela Borreggine Year of Birth: 1964 Secretary & Chief Legal Officer since: 2019	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Chief Legal Officer and Secretary of 55 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc. Formerly, Assistant Secretary of numerous funds in the Fund Complex (2015-2016).

Thomas L. Harter, CFA Year of Birth: 1975 Chief Compliance Officer since: 2013	Director, Senior Compliance Manager of Allianz Global Investors U.S. Holdings LLC; Director, Deputy Chief Compliance Officer of Allianz Global Investors U.S. LLC; and Chief Compliance Officer of 55 funds in the Fund Complex and of The Korea Fund, Inc.

Richard J. Cochran Year of Birth: 1961 Assistant Treasurer since: 2009	Vice President of Allianz Global Investors Fund U.S. LLC; Assistant Treasurer of 55 funds in the Fund Complex and of The Korea Fund, Inc.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

06.30.20	The Korea Fund, Inc. Annual Report	31

Directors	Officers
Julian Reid Chairman of the Board of Directors	Thomas J. Fuccillo President and Chief Executive Officer
Christopher B. Brader Richard A. Silver Matthew J. Sippel	Orhan Dzemaili Treasurer, Principal Financial and Accounting Officer
Angela Borreggine Secretary and Chief Legal Officer
Thomas L. Harter Chief Compliance Officer
Richard J. Cochran Assistant Treasurer

Investment Manager/Administrator

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the stockholders of The Korea Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov. The information on Form N-PORT is also available on the Fund’s website at www.thekoreafund.com.

Information on the Fund is available at www.thekoreafund.com or by calling the Fund’s stockholder servicing agent at (800) 254-5197.

AZ612AR-063020

1228050

ITEM 2. CODE OF ETHICS

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics is included as an Exhibit 99.CODEETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Richard A. Silver member of the Board’s Audit and Compliance Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)

Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $81,263 in 2019 and $70,581 in 2020.

b)

Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2019 and $0 in 2020. These services may consist of accounting consultations, agreed upon procedure reports, attestation reports and comfort letters.

c)

Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $14,700 in 2019 and $16,500 in 2020. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)

1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

The Korea Fund, Inc. (the “Fund”)

AUDIT AND COMPLIANCE OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit and Compliance Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services to the Fund as well as to the Fund’s investment adviser (1) or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund (“Applicable Service Providers”), if the engagement relates directly to operations and financial reporting of the Fund. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to be provided, the fees to be charged in connection with the services expected to be provided a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

(1) For purposes of this requirement, the term “adviser” does not include sub-advisers that are not affiliated with a Fund’s investment adviser, are overseen by that investment adviser, and whose role is primarily portfolio management.

POLICY FOR PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Committee of the Fund will review and if the Committee so determines, pre-approve the scope of the audits of the Fund and proposed audit fees, and permitted non-audit (including audit under related) services that are proposed to be performed by the Fund’s independent accountants for the Fund and its Applicable Service Providers (to the extent the services to be provided to the Applicable Service Providers relate directly to the operations and financial reporting of the Fund). The Committee may also pre-approve services at any other in-person or telephonic Committee meeting. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year by the independent accountants for the Fund and its Applicable Service Providers pursuant to this Policy.

In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund with also require the separate written pre-approval of the President, Treasurer or Assistant Treasurer of the Fund, who may only grant such approval if he or she believes that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

•	Semiannual financial statement reviews

Individual audit services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at any regular or special meeting. Such services may also be pre-approved by the Committee Chair (or any other Committee member who is a disinterested director under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought does not exceed $150,000. Any pre-approval by a Committee Member shall be reported to the full Committee at its next regularly scheduled meeting.

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

•	Accounting consultations

•	Fund merger support services

•	Agreed upon procedure reports

•	Other Attestation reports

•	Comfort letters

•	Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested director under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000. Any pre-approval by a Committee member shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

•	Federal, state and local income tax compliance; and, sales and use tax compliance, including required filings and amendments

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at any regular or special meeting. Such services may also be pre-approved by the Committee Chair (or any other Committee member who is a disinterested director under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought does not exceed $150,000. Any pre-approval by a Committee Member shall be reported to the full Committee at its next regularly scheduled meeting.

OTHER SERVICES

Services that are proposed to be provided to the Fund which are not audit, audit-related or tax services may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at any regular or special meeting. Such services may also be pre-approved by the Committee Chair (or any other Committee member who is a disinterested director under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought does not exceed $150,000. Any pre-approval by a Committee member shall be reported to the full Committee at its next regularly scheduled meeting.

PROHIBITED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

Rule 2-01(c)(7) of Regulation S-X provides that an accountant is not independent of the Fund unless the Fund’s Committee approves any permitted non-audit services to be provided to the Fund’s Applicable Service Providers, provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund.

Services to be provided to Applicable Service Providers that are required to be pre-approved, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at a regular or special meeting or by the Committee Chair (or any other Committee member who is a disinterested director under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000. If a service is approved by a Committee member, the full Committee is notified of such pre-approval at its next regularly scheduled meeting.

Although the Committee will not be required to pre-approve all services provided to Applicable Service Providers and their affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Applicable Service Providers and their affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to the Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)

The aggregate fees and costs of all non-audit services that, but for the limited exception provided by this section, would require pre-approval by the Committee constitutes no more than five percent of the total fees and costs paid by the Fund and Applicable Service Providers to the independent accountant during the fiscal year during which such non-audit services are provided;

(2)	At the time of the engagement for such services, the Fund did not recognize that the services were “non-audit services” that required preapproval; and
(3)

Each such service is brought promptly to the attention of the Committee and approved prior to the completion of the audit by the Committee, Committee Chair or any other Committee member who is a disinterested director under the Investment Company Act to whom this responsibility has been delegated.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable.

g)

Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2019 Reporting Period was $1,296,824 and the 2020 Reporting Period was $1,437,772.

h)

Auditor Independence. The Registrant’s Audit and Compliance Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Julian Reid, Christopher B. Brader, Richard Silver and Matthew J. Sippel.

ITEM 6. INVESTMENTS

(a)	The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

THE KOREA FUND, INC. (THE “FUND”)

PROXY VOTING POLICY

1.

It is the policy of the Fund that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. The Fund believes that the entity and/or persons purchasing and selling securities for the Fund and analyzing the performance of the Fund’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Fund and its shareholders; including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser and/or any other affiliated person of the Fund, on the other. Accordingly, the Fund’s policy shall be to delegate proxy voting responsibility to the entity with portfolio management responsibility for the Fund.

2.

The Fund delegates the responsibility for voting proxies to Allianz Global Investors U.S. LLC (“AllianzGI US”). A summary of the detailed proxy voting policy of AllianzGI US is attached as Appendix A hereto. Such summary may be revised from time to time to reflect changes to AllianzGI US’s detailed proxy voting policy.

3.

The party voting the proxy (i.e., AllianzGI US) shall vote such proxies in accordance with its proxy voting policy and, to the extent consistent with such policy, may rely on information and/or recommendations supplied by others.

4.	AllianzGI US shall deliver a copy of its proxy voting policy, and any material amendments thereto to the Board of The Korea Fund promptly after the adoption or amendment of such policy.

5.

AllianzGI US shall: (i) maintain such records and provide such voting information as is required for the Fund’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Fund’s Chief Compliance Officer.

6.

This Proxy Voting Policy Statement, a summary of the detailed proxy voting policy of AllianzGI US, and how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Fund’s website at www.thekoreafund.com; and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov. In addition, to the extent required by applicable law or determined by the Fund’s Chief Compliance Officer or Board of Directors, a summary of the detailed proxy voting policy of AllianzGI US shall also be included in the Fund’s Registration Statement or Form N-CSR filings.

Appendix A

Allianz Global Investors U.S. LLC (“AllianzGI US”)

Description of Proxy Voting Policy and Procedures

AllianzGI US typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, AllianzGI US seeks to make voting decisions solely in the best interests of its clients and to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

AllianzGI US has adopted the Allianz Global Investors Global Corporate Governance Guidelines and Proxy Voting Policy (the “Proxy Guidelines”), which are reasonably designed to ensure that the firm is voting in the best interest of its clients. For the purpose of voting proxies for all accounts of AllianzGI US, AllianzGI US uses the services of its affiliate, Allianz Global Investors GmbH (“AllianzGI GmbH”). The employees of AllianzGI GmbH who provide proxy voting services to AllianzGI US are considered “associated persons” as that term is defined in the Advisers Act.

The Proxy Guidelines provide a general framework for our proxy voting analysis and are intended to address the most significant and frequent voting issues that arise at our investee companies’ shareholder meetings. However, the Proxy Guidelines are not intended to be rigid rules, and AllianzGI’s consideration of the merits of a particular proposal may cause AllianzGI to vote in a manner that deviates from the approach set forth in the Proxy Guidelines.

AllianzGI has retained an unaffiliated third party proxy research and voting service provider (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the ballot proposals and provides a recommendation to AllianzGI as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to the Proxy Guidelines.

In some cases a portfolio manager, research analyst or proxy analyst from the Global Environmental, Social and Governance (“ESG”) team may propose to override a policy recommendation made by the Proxy Voting Service. In such cases, AllianzGI will review the proxy to determine whether there is a material conflict between the interests of AllianzGI (including the employee proposing the vote) and the interests of AllianzGI’s clients. If a material conflict does exist, AllianzGI will seek to address the conflict in good faith and in the best interests of the applicable client accounts, as described more fully below. In the absence of a material conflict, the proxy will be reviewed by a proxy analyst and the relevant portfolio managers and/or research analysts and, from time to time as may be necessary, the Head of ESG Research (or equivalent), to determine how the proxy will be voted. Any deviations from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Advisers Act.

AllianzGI has adopted and implemented policies and procedures, including the procedures described in this document, which are reasonably designed to ensure that client account proxies are voted in the best interest of clients. Such policies and procedures are in part designed to identify and address material conflicts of interest that may arise between the interests of AllianzGI and its clients, as well as identify material conflicts of interest that portfolio managers, proxy analysts and research analysts may have, to ensure any such conflicted individuals refrain from participating in the proxy voting process or that the conflicts are otherwise mitigated. With respect to personal conflicts of interest, AllianzGI’s Code of Ethics requires all employees to conduct themselves with integrity and distinction, to put first the interests of the firm’s clients, and to take care to avoid even the appearance of impropriety. Portfolio managers, research analysts, proxy analysts, or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

With respect to the voting process, as described above, most votes are based on the independent recommendation of the unaffiliated, third party Proxy Voting Service, which recommendations are in turn based on the Proxy Voting Service’s independent review and research of each proxy and its independent application of the Proxy Guidelines.

In those cases in which a proxy analyst, portfolio manager or research analyst proposes to override a policy recommendation made by the Proxy Voting Service or the Proxy Voting Service has not provided a recommendation, the proxy analyst and relevant portfolio managers and/or research analysts will review the proxy to ensure any recommendation appears based on a sound investment rationale and assess whether any business or other relationship, or any other potential conflict of interest, may be influencing the proposed vote on that company’s proxy. In the event a material conflict is identified, AllianzGI will convene the Proxy Committee to review the proxy and make a decision how to vote. Proposed votes that raise potential material conflicts of interest are promptly resolved by the Proxy Committee prior to the time AllianzGI casts its vote.

As a further safeguard, while AllianzGI includes members from different parts of the organization on the Proxy Committee, AllianzGI does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Finally, any voting decision by the Proxy Committee must include a vote from a member of at least one of the Risk, Legal, or Compliance functions.

AllianzGI US may vote proxies in accordance with other relevant procedures that have been approved and implemented to address specific types of conflicts. For example, when a material conflict between the interests of AllianzGI US and its clients have been identified AllianzGI US may abstain from voting.

In certain circumstances, a client may request in writing that AllianzGI US vote proxies for its account in accordance with a set of guidelines which differs from the Proxy Guidelines. For example, a client may wish to have proxies voted for its account in accordance with the Taft-Hartley proxy voting guidelines. In that case, AllianzGI US will vote the shares held by such client accounts in accordance with their direction, which may be different from the vote cast for shares held on behalf of other client accounts that vote in accordance with the Proxy Guidelines.

AllianzGI may abstain from voting client proxies if, based on its evaluation of relevant criteria, it determines that the costs associated with voting a proxy exceed the expected benefits to affected clients. The primary aim of this cost-benefit analysis is to determine whether it is in a client’s best economic interest to vote its proxies. If the costs associated with voting a proxy outweigh the expected benefit to the client, AllianzGI may refrain from voting that proxy.

The circumstances under which AllianzGI may refrain from voting may include, but are not limited to the following (1) proxy statements and ballots being written in a foreign language, (2) untimely notice of a shareholder meeting, (3) requirements to vote proxies in person, (4) restrictions on a foreigner’s ability to exercise votes, and (5) requirements to provide local agents with power of attorney to execute the voting instructions. Such proxies are voted on a best-efforts basis.

Proxy voting in certain countries requires “share blocking.” To vote proxies in such countries, shareholders must deposit their shares shortly before the date of the meeting with a designated depositary and the shares are then restricted from being sold until the meeting has taken place and the shares are returned to the shareholders’ custodian banks. Absent compelling reasons, AllianzGI believes the benefit to its clients of exercising voting rights does not outweigh the effects of not being able to sell the shares. Therefore, if share blocking is required AllianzGI generally abstains from voting.

AllianzGI will be unable to vote securities on loan under securities lending arrangements into which AllianzGI’s clients have entered. However, under rare circumstances such as voting issues that may have a significant impact on the investment, if the client holds a sufficient number of shares to have a material impact on the vote, AllianzGI may request that the client recall securities that are on loan if it determines that the benefit of voting outweighs the costs and potential lost revenue to the client and the administrative burden of retrieving the securities.

The ability to timely identify material events and recommend recall of shares for proxy voting purposes is not within the control of AllianzGI US and requires the cooperation of the client and its other service providers. Efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a) (1)

As of August 28, 2020, the following individuals have primary responsibility for the day-to-day management of The Korea Fund, Inc. (the “Fund”):

Chris Leung, CFA

Senior Portfolio Manager

Mr. Leung, CFA, is a senior portfolio manager with Allianz Global Investors, which he rejoined in 2014 after previously working with the firm from 2001 to 2006. He is a portfolio manager for the Korea Fund, a country specialist for Korea and has primary responsibility for managing the firm’s Korea strategies. In his previous role, Mr. Leung managed Korean equity mandates and pan-regional strategies, and provided support to the regional portfolio-management team. He has 23 years of investment-industry experience. Mr. Leung previously worked at LAPP Capital, where he specialized in long-short equity investments in Korea and Hong Kong/China. He also previously worked at AXA Investment Managers in Hong Kong as an investment analyst and portfolio manager, managing Korean country funds. Mr. Leung has a B.A.P.S.C. in civil engineering and an M.B.A. from the University of British Columbia in Canada. He is a CFA charterholder.

Chung Jun Yun

Portfolio Manager

Mr. Yun is a Hong Kong-based portfolio manager with Allianz Global Investors. He joined the firm in 2016 and is currently responsible for research in Korean companies, supporting both the Korean country fund and regional Asian equity portfolios. Mr. Yun has over 12 years of industry experience. In his previous role, Mr. Yun worked at Standard & Poor’s as an analyst focused on monitoring and forecasting credit strength and recommending credit ratings for Korean companies. He was also previously a sell side analyst at Macquarie and Bank of America Merrill Lynch based in Seoul, and also had exposure in Korean capital markets at Hyundai Capital Services. Mr. Yun has a B.A in business administration from Yonsei University in Seoul, Korea.

(a) (2)

The following summarizes information regarding each of the accounts, excluding the Fund that was managed by the Portfolio Manager as of June 30, 2020. The advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)	#	AUM($million)
Chris Leung	KF	0	0	2	104	0	0
ChungJun Yun	KF	0	0	0	0	0	0

In Asia Pacific, Allianz Global Investors broadly categorizes potential conflicts of interest into the following groups: (1) conflicts that may arise from being part of the Allianz Group, each group-company potentially pursuing interests in competition of other group companies; (2) conflicts that may arise among and between the various customers serviced through us and (3) conflicts between the interest of the customers and the interests of the company or its staff.

Policies have been devised and implemented for the potential conflict of interest identified. These form part of the policies and procedures applied on a group-wide basis, as well as in the local code of ethics and applicable standards and procedures. Where there is a risk of conflict of interest in light of the policies and procedures, in the absences of standard protocols, our Compliance team is normally involved to ensure a fair and equitable handling of the issues presented.

Policies and procedures are based on reviews of local and international regulatory requirements as well as on standards of the industry, and seek to achieve best-practice results. Internal processes are regularly reviewed and tested for adequacy and compliance with these policies.

Compliance policies are made available on our intranet site and are communicated to every new employee upon joining, which they have to acknowledge in an initial declaration. Compliance training is provided to all staff members in informational sessions that are mandatory for each staff member on an annual basis. Attendance is recorded.

Chinese-walled business activities are located in physically separate areas. Employees of walled business activities are not permitted to enter business areas other than their own except for legitimate work or company-related purposes, and should not seek to obtain information from a walled area except on a legitimate “need to know” basis.

(a) (3)

The following explains the compensation structure of the individuals that have the primary responsibility for day-to-day portfolio management of the Fund:

Allianz Global Investors acknowledges the importance of financial incentives, and rewards employees competitively in line with market practice and local regulations, as applicable. Individual compensation is typically a function of individual, team and company performance, and is also benchmarked against comparable market pay.

The primary components of compensation are the base salary, which typically reflects the scope, responsibilities and experience required in a particular role, and an annual discretionary variable compensation payment. The variable compensation typically includes both an annual cash award that pays out immediately at the end of the performance year and a deferred component for all members of staff whose variable compensation exceeds a certain threshold.

The deferred component consists of a Long-Term Incentive Programme Award (LTIPA) but, for those members of staff whose variable compensation exceeds a certain threshold, the deferred component is split 50% / 50% between the aforementioned LTIPA and a Deferral into Funds programme (DIF), which enables employees to invest in Allianz Global Investors’ investment strategies.

Deferral rates increase in line with the amount of variable compensation and can reach up to 50%. Awards, splits, components and deferral percentages are regularly reviewed to ensure they meet industry best practice and, where applicable, comply with regulatory standards.

Discretionary variable compensation is primarily designed to reflect the achievements of an individual against set goals over a certain time period. For an investment professional, these goals will typically be 70% quantitative and

30% qualitative. The quantitative element will reflect investment performance over a three-year rolling time period (calculated as one-year plus three-year results at 25% and 75% weightings respectively). For portfolio managers, the performance metric is aligned with the benchmarks of the client portfolios they manage or, if there is no reference benchmark, with the client’s stated investment outcome objective. The qualitative element reflects contributions to broader team goals, such as idea sharing, contributions made to client review meetings, product development or product refinement initiatives, and the way behaviours reflect our core values of excellence, passion, integrity and respect.

•

The LTIPA element of the variable compensation, if applicable, cliff vests three years after each (typically annual) award. Its value is directly linked to the operating profit of Allianz Global Investors.

•

The DIF element of the variable compensation cliff vests three years after each (typically annual) award and enables qualifying members of staff to invest in a range of Allianz Global Investors’ funds. Investment professionals are encouraged to invest into their own funds or funds of a similar nature to those that they manage. The value of the DIF award is determined by the performance of the fund over the three-year period covering each award.

(a) (4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of June 30, 2020.

The Korea Fund, Inc.
Portfolio Manager	Dollar Range of Equity Securities in the Funds
Chris Leung	None
Raymond Chan	None

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share		(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs		(d) Maximum Number of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
July 1-31, 2019	20,558	28.13	[1]	20,558	[2]	492,243	[2]
August 1-31, 2019	7,080	25.97	[1]	7,080	[2]	485,163	[2]
September 1-30, 2019	6,009	27.30	[1]	6,009	[2]	479,154	[2]
October 1-31, 2019	7,292	27.63	[1]	7,292	[2]	471,862	[2]
November 1-30, 2019	5,322	28.78	[1]	5,322	[2]	466,540	[2]
December 1-31, 2019	10,651	28.87	[1]	10,651	[2]	455,889	[2]
January 1-31, 2020	8,666	29.80	[1]	8,666	[2]	447,223	[2]
February 1-29, 2020	7,599	28.59	[1]	7,599	[2]	439,624	[2]
March 1-31, 2020	13,881	24.88	[1]	13,881	[2]	425,743	[2]
April 1-30, 2020	0	0.00	[1]	0	[2]	425,743	[2]
May 1-31, 2020	0	0.00	[1]	0	[2]	425,743	[2]
June 1-30, 2020	0	0.00	[1]	0	[2]	425,743	[2]
Totals	87,058

[1]	Subject to fees of up to $0.015 per share repurchased.
[2]

The Fund has a share repurchase program under which the Fund will repurchase in each twelve month period ended June 30, up to 10% of its common shares outstanding as of the close of business on June 30 the prior year, but will permit shares to be repurchased at differing discount trigger levels that will not be announced. The Fund will repurchase shares at a discount, in accordance with procedures approved by the Board. Subject to these procedures, the timing and amount of any shares repurchased will be determined by the Board and/or its Discount Management Committee in consultation with the Investment Manager.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial and Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”) (17 CFR 270.30a-3(c))), as amended, are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the most recent semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)

(1)	Gross income from securities lending activities: $22,333

(2)	All fees and/or compensation for securities lending activities and related services: $3,573

(3)	Aggregate fees/compensation: $3,573

(4)	Net income from securities lending activities: $18,760

(b)

The Fund may lend up to 33 1/3% of the Fund’s total assets via Goldman Sachs Bank USA (“GS Bank USA”) as lending agent to certain qualified brokers, except those securities which the Fund or the Investment Manager specifically identifies as not being available. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned. Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, 102% of the current market value of the loaned securities with respect to U.S. securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is invested in the Blackrock T-Fund, Institutional Class. Non-cash collateral is not disclosed in the Fund’s Statement of Assets and Liabilities as it is held by the custodian or collateral agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate those securities. A portion of the dividends received on the collateral may be rebated to the borrower of the securities and the remainder is split between GS Bank USA, as the securities lending agent, and the Fund.

ITEM 13. EXHIBITS

(a)	(1) Exhibit 99. CODE ETH — Code of Ethics

(a)	(2) Exhibit 99_CERT. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a)	(3) Not applicable

(a)	(4) Not applicable.

(b)	Exhibit 99.906_CERT. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Korea Fund, Inc.

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo
President and Chief Executive Officer

Date:	August 28, 2020

By:	/s/ Orhan Dzemaili
Orhan Dzemaili
Treasurer, Principal Financial and
Accounting Officer

Date:	August 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo President and Chief Executive Officer

Date:	August 28, 2020

By:	/s/ Orhan Dzemaili
Orhan Dzemaili Treasurer, Principal Financial and
Accounting Officer

Date:	August 28, 2020